UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2016

DEVON ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-32318	73-1567067
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

333 W. SHERIDAN AVE., OKLAHOMA CITY, OK	73102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 235-3611

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Devon Energy Corporation (“Devon”) held its 2016 Annual Meeting of Stockholders on Wednesday, June 8, 2016. In connection with the Annual Meeting, proxies were solicited pursuant to the Securities Exchange Act of 1934, as amended. The following are the voting results for the items of business considered and voted upon at the Annual Meeting, all of which were described in Devon’s Notice of 2016 Annual Meeting of Stockholders and Proxy Statement filed with the Securities and Exchange Commission on April 27, 2016.

1.	The stockholders elected each of Devon’s nine nominees to serve on Devon’s Board of Directors (the “Board”) for a one-year term. The vote tabulation with respect to the nominees was as follows:

NOMINEE	VOTES FOR	AUTHORITY WITHHELD	BROKER NON-VOTES
Barbara M. Baumann	393,613,297	3,952,688	66,222,018
John E. Bethancourt	394,697,641	2,868,344	66,222,018
David A. Hager	390,505,573	7,060,412	66,222,018
Robert H. Henry	352,708,149	44,857,836	66,222,018
Michael M. Kanovsky	390,204,008	7,361,977	66,222,018
Robert A. Mosbacher, Jr.	391,115,581	6,450,404	66,222,018
Duane C. Radtke	394,507,221	3,058,764	66,222,018
Mary P. Ricciardello	394,157,167	3,408,818	66,222,018
John Richels	385,444,102	12,121,883	66,222,018

2.	The Board proposal for an advisory (non-binding) vote on the compensation of our named executive officers was approved. The results of the vote were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
376,911,333	19,260,696	1,393,956	66,222,018

3.	The appointment of KPMG LLP as Devon’s independent auditors for 2016 was ratified. The results of the vote were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
458,747,203	4,050,229	990,571	—

4.	The stockholder proposal for a report on lobbying activities related to energy policy and climate change was not approved. The results of the vote were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
80,830,643	300,510,556	16,224,786	66,222,018

5.	The stockholder proposal for a report on impact of potential climate change policies was not approved. The results of the vote were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
137,205,308	243,274,124	17,086,553	66,222,018

6.	The stockholder proposal for a report disclosing lobbying policy and activity was not approved. The results of the vote were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
119,061,500	263,428,547	15,075,938	66,222,018

7.	The stockholder proposal to remove reserve addition metrics from the determination of executive incentive compensation was not approved. The results of the vote were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
14,842,978	372,836,651	9,886,356	66,222,018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVON ENERGY CORPORATION

By:	/s/ Carla D. Brockman
Carla D. Brockman Vice President Corporate Governance and Secretary

Date: June 9, 2016